UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2005

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                    1-09848                     06-1153720
(State or other jurisdiction    (Commission File No.)         (IRS Employer
     of incorporation)                                     Identification No.)

         9510 Ormsby Station Road, Suite 300
            Louisville, Kentucky                                  40223
(Address of principal executive offices)                        (Zip Code)

                                 (502) 891-1000
              (Registrant's telephone number, including area code)


                                       N/A

                   (Former name or former address, if changed
                              since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.01 Completion of Acquisition or Disposition of Assets

(a) On March 29, 2005 the Registrant entered into an Asset Purchase Agreement (the "Agreement") with Manatee Memorial Hospital, L.P., (the "Seller") to acquire all the assets and business operations of a Medicare-certified visiting nurse agency located in Bradenton, Florida. The transaction was consummated on April 1, 2005.

(b) The assets involved are all of the assets of the Seller used solely in the business, except as otherwise provided in the Agreement. The purchased assets include tangible and intangible property, customer and patient lists and files related to home health care services, transferable licenses and permits, and certain designated accounts receivable. The purchased assets do not include cash on hand, real property, other assets of the Seller not used solely in the visiting nurse agency acquired, and certain designated accounts receivable. The Registrant did not assume any liabilities.

(c) The Seller had no material relationship with the Registrant or any of its affiliates, or any director or officer of the Registrant, or any associate of such director or officer.

(d) The Registrant paid a total purchase price of $3.2 million for the purchased assets. The $3.2 million consisted of $2.5 million in cash paid at the closing, along with the $700,000 balance in the form of a note payable bearing interest at 6% due in its entirety two years after closing. The Registrant will fund the purchase price with available borrowings on its revolving credit facility with Bank One, NA.

Item 9.01.  Financial Statements And Exhibits

(a)  Financial Statements and Exhibits.

Financial statements are not required.

(b)  Pro Forma Financial Information.

Pro Forma financial information is not required.

(c)  Exhibits.

Asset Purchase Agreement dated March 29, 2005 to be filed with the Registrant's Quarterly Report on Form 10-Q for the period ended March 31, 2005.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              ALMOST FAMILY, INC.

Date:  April 1, 2005                          By      /s/ C. Steven Guenthner
                                              --------------------------------
                                              C. Steven Guenthner
                                              Senior Vice President and
                                              Chief Financial Officer